SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

PURE PLAY MUSIC, LTD.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-50069	88-0427195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3200 Airport Avenue, Suite 20, Santa Monica, CA 90405
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (310) 636-9224

LATIN TELEVISION, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Pure Play Music, Ltd., a Nevada corporation unless otherwise stated.  Note that we have, as previously disclosed in the Form 8-K filed on June 19, 2008, amended our Articles of Incorporation to change our name from Latin Television, Inc. to Pure Play Music, Ltd. and to increase our authorized Common Stock to 400,000,000 shares (par value $0.001) and authorize Preferred Stock (10,000,000) (par value $0.001).  The Preferred Stock may be issued in one or more series with such rights and privileges as determined by our Board of Directors.

ITEM 1.01  Entry into a Material Definitive Agreement

On July 8, 2008, we entered into the Asset Purchase Agreement (the “Agreement”) for the purchase of certain assets from Pure Play Music, Limited, a United Kingdom domiciled entity (“Pure Play”).

Under the terms of the Agreement we acquired certain assets from Pure Play in exchange for our issuance of an aggregate of thirty million one hundred eighty-four thousand nine hundred fifty-five (30,184,955) shares of our Common Stock (the “Acquisition Shares”) to Pure Play’s assignees, as follows: 6,036,991 Acquisition Shares are to be issued to Harry Rosedale, 12,073,982 Acquisition Shares are to be issued to John Rosedale, and 12,073,982 Acquisition Shares are to be issued to Alex Grange.  All of the Acquisition Shares are to be issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 and each stock certificate representing the Acquisition Shares is to bear a restricted securities legend. All of the Acquisition Shares are “restricted securities” within the meaning of the Securities Act of 1933 and we have taken appropriate steps to ensure the claim of exemption.

The assets we acquired from Pure Play consist of the following: list of existing and potential customers, any after-acquired assets, Pure Play’s web site, web content, web addresses, and additional artist agreements consisting of approximately 15,000 additional songs.

We are looking to utilize the assets and develop business opportunities as we further revise our business plan. The Agreement also contains customary representations and warranties and indemnifications regarding the title to the assets, the absence of any liens or encumbrances on the assets, and assurances that Pure Play had the right to transfer and deliver the assets without committing any breach of any other obligations that it has or may have to any third parties.

We anticipate further review and evaluation of our business plan and we anticipate that we may change or amend our plans as we complete our evaluations.

We are a small company with limited financial and managerial resources. We cannot assure any purchaser of our Common Stock that we will be successful in implementing our business plan or that we will be successful in generating additional revenues, achieving profitability or positive cash flow in the future, or if we are successful, that we can sustain any such revenues, profitability or positive cash flow for any period of time.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As stated above, we entered into the Asset Purchase Agreement (the “Agreement”) on July 8, 2008 for the purchase of certain assets from Pure Play Music, Limited, a United Kingdom domiciled entity (“Pure Play”).

Under the terms of the Agreement we acquired certain assets from Pure Play in exchange for our issuance of an aggregate of thirty million one hundred eighty-four thousand nine hundred fifty-five (30,184,955) shares of our Common Stock (the “Acquisition Shares”) to Pure Play’s assignees, as follows: 6,036,991 Acquisition Shares are to be issued to Harry Rosedale, 12,073,982 Acquisition Shares are to be issued to John Rosedale, and 12,073,982 Acquisition Shares are to be issued to Alex Grange.  All of the Acquisition Shares are to be issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 and each stock certificate representing the Acquisition Shares is to bear the customary restricted securities legend. All of the Acquisition Shares are “restricted securities” within the meaning of the Securities Act of 1933 and we have taken appropriate steps to ensure the claim of exemption. (See below.)

About Assets Acquired from Pure Play Music Limited

The assets we acquired from Pure Play Music Limited, a corporation domiciled in the United Kingdom (“Pure Play”), include Pure Play’s website. We are currently reviewing the website and the policies that were formerly used by Pure Play.

However, as we undertake our review, we believe that this website may be unique in that it offers unique music from many new, unsigned and emerging artists from around the world. We also believe that the website may have substantial impact on internet radio broadcasting.

The website allows access to the main presenter-based radio broadcast, six genre-specific music streams, on-demand music tracks, artist pages, business directories, news articles, download store, an international gig guide and numerous other features.

Currently it features and promotes over 4,000 acts from a total of 42 countries, all of which have been carefully evaluated to allow us to utilize non-exclusive commercial rights to this music.

The website operates by not charging any fees to artists.  We believe that this may allow us to select only the very best artists and music content.  We believe it also may allow the website to grow and increase the number of listeners and visitors.  In this respect, the website is targeted at listeners who seek to hear music from the newest artists with music that maybe avante garde compared to more traditional internet music broadcast offerings. Unlike MySpace, Bebo, Garageband and other websites featuring “unsigned” artists, visitors do not have to listen through hours of mediocrity to find a single gem. Our website allows listeners to select a single song or “gem.”

While we are optimistic that the assets that we acquired may allow us to develop and implement our marketing strategies and may offer greater opportunities, we also fully appreciate the risks and uncertainties that we are facing.  We are also aware that many established internet sights have a substantial following of existing visitors and that existing social networking platform internet websites have an established market share that will be difficult to challenge given our limited size and limited financial resources.

We believe that one critical aspect of the website is its policy of only playing original music by new non-associated artists. That is, the website does not play or feature cover versions of songs or music containing samples of songs by signed artists; we intent to continue this policy.  If we were to depart from this policy it could expose us to risk of copyright infringement with consequent litigation and protracted costs and expenses.  It would also likely result in subjecting us to an obligation to pay copyright fees.

We intend to not accept cover versions or music tracks containing samples and we intend to require artists to give us written assurances that neither they nor their music submitted to us is subject to any claims or interests held by others.  In this respect, we intend to check each music track submitted to us to better protect us from later copyright infringement claims at the time that we select any artist and any music.

We are aware that both Myspace and YouTube have been forced to negotiate agreements with copyright owners and install technology to prevent the uploading of, and to remove existing, copyrighted material. These actions may well impact heavily on their long term profitability by increasing costs in the form of royalty payments and reducing traffic by removing, or diluting, one of the key attractions for visitors.

We anticipate that, to the extent that we are able, we will need to take appropriate steps to maximize traffic to the website by artists and users and, at the same time, to maintain the quality and legality of the music products that we offer. The challenges we face in undertaking these efforts will be substantial and we cannot assure you that we will achieve these objectives or if we do achieve them, that we can continue to achieve them in the future.

In that context and as we continue to refine and implement our business plan, we are aware that we may inadvertently and mistakenly believe that the music that we feature on the website may be subject to copyright claims held by others.  While we intend to take reasonable steps to avoid and minimize the risks that we may become exposed to claims of copyright infringement, we cannot assure you that the systems we have and those that we intend to implement in the future will allow us to avoid copyright infringement claims, protracted litigation, and other costs and expenses.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(A)           Issuance of Common Stock to Acquire Assets of Pure Play

As stated above, under the Agreement we agreed to 30,184,955 shares of our Common Stock (the “Acquisition Shares”).  The Acquisition Shares were issued as follows: 6,036,991 Acquisition Shares are to be issued to Harry Rosedale, 12,073,982 Acquisition Shares are to be issued to John Rosedale, and 12,073,982 Acquisition Shares are to be issued to Alex Grange. The issuance of the Acquisition Shares is in exchange for the purchase of the Assets (described above).  In that respect:

(1)	We agreed to issue 30,184,955shares of our Common Stock (or Acquisition Shares);
(2)	All of the Acquisition Shares were assigned by Pure Play to three stockholders of Pure Pay as set forth above;
(3)	No underwriter, placement manager, broker-dealer, or finder was used in connection with the issuance of the Acquisition Shares;
(4)	No commissions or finders’ fees were paid in connection with the issuance of the Acquisition Shares;
(5)	We acquired certain assets from Pure Play, as set forth above
(6)	We did not receive any cash from the issuance of the Acquisition Shares in that we acquired only the assets set forth in the Asset Purchase Agreement;
(7)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since:

We have been assured that each of the assignees (Harry Rosedale, John Rosedale, and Alex Grange) were sophisticated and experienced in business and financial matters, each of the assignees had unrestricted access to our books and records, each assignee had an opportunity to ask our officers and directors for management’s questions and receive answers to all said questions, and we provided each of the assignees with such disclosures regarding our affairs as would be equivalent to a registration statement. We also entered into the Agreement with Pure Play without any advertising or general solicitation and the Acquisition Shares certificates to be issued to the assignees are to be issued with a restricted securities legend.

(B)           Issuance of Common Stock – Application of Adjustment Rights Granted to Holders of Note

As previously disclosed, we issued a Promissory Convertible Note on July 25, 2007 (the “Note”) with the principal amount started to be “up to $300,000.”  The Note was issued to Cohiba Partners, Inc. (or its assignees) in consideration of our receipt of advances of funds received by us from them.

Recently and as part of our review of the Note and our discussions with the holders of the Note interests, we discovered that the “adjustment rights” set forth in the Note incorrectly stated the intended terms as agreed by us and the holders.  To address this oversight, we therefore entered into the First Amendment to Promissory Convertible Note so that additional shares of our Common Stock ware to be issued pursuant to the terms of the Note, as amended.

(1)	We agreed to issue 29,101,200 shares of our Common Stock to the Holders of the Note;
(2)	No underwriter, placement manager, broker-dealer, or finder was used in connection with the issuance of the shares;
(3)	No commissions or finders’ fees were paid in connection with the issuance of the shares;
(4)	The shares were issued pursuant to the amendment to the Note (descriobed above);
(5)	We did not receive any cash from the issuance of the shares in that we are issuing the shares pursuant to our obligations to the holders;
(6)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since:

We have been assured that each of the holders or assignees were sophisticated and experienced in business and financial matters, each of the assignees had unrestricted access to our books and records, each assignee had an opportunity to ask our officers and directors for management’s questions and receive answers to all said questions, and we provided each of the assignees with such disclosures regarding our affairs as would be equivalent to a registration statement. We also entered into the First Amendment to Promissory Convertible Note without any advertising or general solicitation and the share certificates to be issued to the holders or assignees are to be issued with a restricted securities legend.

ITEM  5.01  CHANGES IN CONTROL OF REGISTRANT.

As stated above, on July 8, 2008 we closed (the “Closing”) on the acquisition of certain assets from Pure Play Music Limited (“Pure Play”) in accordance with the Asset Purchase Agreement described above (the “Agreement”).

Under the terms of the Agreement, we agreed to issue such number of shares of our Common Stock as would result in the assignees of Pure Play to acquire 51% of our outstanding Common Stock or a total of 30,184,955 shares (the “Acquisition Shares”).

As a result, the assignees will collectively hold 30,184,955 Acquisition Shares or 51% of our outstanding Common Stock (computed to reflect the anticipated issuance of 29,101,200 shares of our Common Stock to holders who held an interest in a Convertible Promissory Note (issued on June 25, 2007) and giving effect to an anti-dilution provision provided thereby.

As of July 14, 2008, we had only  84,986 shares of our Common Stock outstanding (after giving effect to the reverse split of our Common Stock, 1,000 for 1 as previously disclosed in the Form 8-K we filed on June 19, 2008).  On this basis, control of our Company has passed to the assignees of Pure Play (namely, (Harry Rosedale, John Rosedale, and Alex Grange) who collectively will own approximately 51% of our outstanding Common Stock (after giving effect to the anti-dilution provision provided by that certain Convertible Promissory Note (dated June 25, 2007) (the “Convertible Note”) and the issuance of 29,101,200 shares of our Common Stock to the persons who held an interest in the Convertible Note and giving effect to the anti-dilution provision granted thereby.

As a result, Harry Rosedale, John Rosedale, and Alex Grange collectively and effectively will control the Company and stockholders who acquire our Common Stock will have little or no ability to influence or control the Company’s affairs, elect directors, or have any meaningful ability to have any impact on the future direction of the Company.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As a part of the Agreement with Pure Play, on July 8, 2008 our President and Chief Executive Officer, Derek Jones, resigned as President and Chief Executive Officer.  While he retains his position as a Director of the Company, on July 8, 2008 we elected John Rosedale to serve as our President, Alex Grange to serve as our Chief Executive Officer and Chairman of the Board of the Directors, and Taylor Golonka to serve as our Secretary and Treasurer. In connection with Mr. Jones’ resignation as an officer of the Company, we are not aware of any disagreement with him relating to our operations, policies, or practices.  The resignation of Mr. Jones and the election of Mr. Grange as directors was undertaken to better implement the terms and conditions of our acquisition of the assets set forth in the Agreement with Pure Play.

Item 1a.  Factors that May Affect Future Results

  We have very limited financial and managerial resources. An investment into the Company or the purchase of our common stock should be considered appropriate only for those persons who can accept the total loss of their investment since the Company and our securities involve continuing and substantial risks that are not suitable or appropriate for investment purposes. Overall, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others.  No attempt has been made to rank risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, any purchaser of our Common Stock should also consider the following factors.

1.  Minimal Assets, Business, Operations & Extraordinary Uncertainties.  While we believe that the acquisition of the assets from Pure Play offers us a significant opportunity, there can be no assurance that we can successfully utilize these assets to achieve any revenue growth, profitability or positive cash flow. While we believe that the assets we acquired from Pure Play may allow us opportunities to build a business, competition and continuing extraordinary legal and technological changes creates uncertainties in the operation of music download websites and their viability in the future.

2.  Action of the Stockholders; Name Change, Reverse Split, & Increase in Authorized Common and Authorization for “Blank Check” Preferred Stock.  On June 12, 2008, the holders of a majority of our outstanding Common Stock approved: (A) the change of the Company’s name to Pure Play Music, Ltd.; (B) the reverse split of the Company’s Common Stock so that for every 1,000 pre-split shares held, one new post-split share would be issued; (C) the increase in our authorized Preferred Stock from zero shares to 10,000,000 shares with the right given to the Board of Directors to issue any or all of the Preferred Stock with such rights and privileges as the Board may determine. Further, the grant of the newly authorized Preferred Stock when combined with the reverse split of the outstanding common shares will allow the Company to issue many additional shares of its Common Stock.

3. Current Financial Structure, Limited Equity, No Working Capital & Need for Additional Financing. Currently, we have no significant assets, business or operations.  We may be viewed as a mere “public shell.” There can be no assurance that we will complete the planned Acquisition, obtain any financing through the Contemplated Financing or through other means. There can be no assurance that we will obtain any new financing or, if we are successful, that we can obtain additional financing on reasonable terms in light of our current circumstances.

4.  Limited and Sporadic Trading Market. Our Common Stock is traded on a limited and sporadic basis and no liquid trading market exists or is likely to exist in the future.  While we anticipate taking prudent and appropriate steps to better the investment marketplace about our company and our plans, we cannot assure you that a continuous liquid trading market will develop or, if it does develop, that it can be sustained

5. Potential Further Dilution.  The holders of a majority of our Common Stock executed an action by a majority of our common stockholders wherein they consented to amend our Articles of Incorporation to both: (1) change our change our corporate name to Pure Play Music, Inc.; and (2) increase our authorized Common Stock to 400,000,000 shares (par value $0.001) and authorize 10,000,000 shares of Preferred Stock (par value $0.001). The increase in our authorized Common Stock and the authorization for the Preferred Stock allows our Board of Directors to issue additional shares of our capital stock without seeking any additional approval from the existing holders of our Common Stock. Further, the amendment grants our Board of Directors the right to issue shares of our Preferred Stock in one or more series each with such rights and privileges as the Board of Directors determines. This is often called “blank check” preferred stock in that the Board of Directors has a “blank check” or full authority to determine the rights and privileges that may be accorded to one or more new series of preferred stock including, but not limited to, voting rights, conversion rights, and many other rights as it sees fit. Thus, in the event that our Board of Directors takes any future actions in issuing additional Common Stock or any series of Preferred Stock, this likely will result in immediate, substantial, and irreversible dilution of the Company's existing stockholders. For these and other reasons, we cannot assure you that we will not incur additional substantial dilution in the future.

6. Control by New Stockholders. With the purchase of the assets from Pure Play, three individuals, namely, Harry Rosedale, John Rosedale, and Alex Grange effectively control our Company through the 51% ownership interest collectively held by them (after giving effect to an anti-dilution provision associated with a convertible promissory note and the prior reverse split of our Common Stock). As a result, any holder of the Company’s common stock has no meaningful ability to control or influence the Company’s future prospects.

7.  Planned Filing of Schedule 14C.  We will be preparing the Schedule 14C Information Statement to be filed in the near future with the Securities and Exchange Commission in connection with the actions taken by the holders of the majority of our Common Stock and the amendments to our Articles of Incorporation in compliance with the requirements of Section 14 of the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	3.01	Certificate of Amendment to Articles of Incorporation
	10.1(a)	Asset Purchase Agreement

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Play Music, Ltd.

Date: July 14, 2008	By:	/s/ Alex Grange
Alex Grange Chief Executive Officer and Chairman

EXHIBITS

Exhibit 3.01	Certificate of Amendment to Articles of Incorporation

Exhibit 10.1(a)	Asset Purchase Agreement